Exhibit 10.1

EXECUTION COPY

COLLATERAL SUBSTITUTION, RELEASE, AND CONVEYANCE AGREEMENT

This Collateral Substitution, Release, and Conveyance Agreement is dated as of August 6, 2015 (this “Agreement”), by and among General Electric Capital Corporation (“GECC”), as Administrative Agent, Lender, Swing Line Lender and LC Lender under the Credit Agreement (defined below), ANR Second Receivables Funding, LLC (the “SPE Borrower”), as Borrower under the Credit Agreement, Alpha Coal Sales Co., LLC, as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the “Servicer”) under the Credit Agreement, and Alpha Natural Resources, Inc. (the “Parent”). This Agreement is acknowledged and consented to by GE Asset Based Master Note LLC (“GEABMN”), as a Lender under the Credit Agreement, and Webster Business Credit Corporation (“WBCC”), as LC Lender and Lender under the Credit Agreement.

RECITALS

A. The SPE Borrower, GECC, GEABMN and WBCC are parties to (i) the Credit and Security Agreement, dated as of September 19, 2014 (as heretofore amended, the “Credit Agreement”), by and between the SPE Borrower, as borrower, the financial institutions signatory thereto as Lenders, GECC, as Administrative Agent, Lender, Swing Line Lender and LC Lender, and WBCC and (ii) certain other Transaction Documents (as defined in the Credit Agreement). Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Credit Agreement.

B. Pursuant to the Receivables Sale Agreement, dated as of September 19, 2014, by and between the SPE Borrower and the Originator, the Originator conveyed to the SPE Borrower certain Receivables originated by it (including, without limitation, all interests in and relating to such Receivables, which interests were conveyed by the Sellers to the Originator pursuant to the Sale Agreement, dated as of September 19, 2014, by and among the sellers party thereto and the Originator). As part of the consideration for its purchases of the Receivables from the Originator, the SPE Borrower, from time to time, caused the LC Lenders to issue Letters of Credit on behalf of the Originator or one or more of its affiliates pursuant to the terms of the Credit Agreement. The Receivables and their proceeds are the exclusive property of the SPE Borrower.

C. The Servicer and the SPE Borrower are parties to that certain Servicing Agreement, dated as of September 19, 2014 (the “Servicing Agreement”), pursuant to which the Servicer has instructed all obligors with respect to the Receivables to make payments in respect of the Receivables only (i) by check or money order mailed to a post office box in the name of the Borrower (the “Lockbox”) or (ii) by wire transfer or moneygram directly to a bank account in the name of the SPE Borrower (the “Lockbox Account”). Collections received into the Lockbox Account are deposited directly into the Collection Account and applied pursuant to Section 2.8(c) of the Credit Agreement.

D. On August 3, 2015 (the “Petition Date”), each of the Originator, the Servicer, the Parent, and certain of their affiliates other than the SPE Borrower (collectively, the “Debtors”) filed voluntary petitions (collectively, the “Petition”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy

Court for the Eastern District of Virginia (the “Bankruptcy Court”). Pursuant to an order of the Bankruptcy Court, the Debtors’ chapter 11 cases are being jointly administered under Case No. 15-33896 (KRH) (the “Chapter 11 Cases”).

E. The commencement of the Chapter 11 Cases by the Debtors constitutes a Termination Event under the Credit Agreement and, as a result, an Event of Servicer Termination under the Servicing Agreement. Upon the occurrence of a Termination Event, the Administrative Agent may declare the Facility Maturity Date and an Account Control Event to have occurred.

F. Upon and after the occurrence of such Termination Event, (a) the Lenders and the LC Lenders have no further commitment to provide any financial accommodations under the Credit Agreement, (b) the SPE Borrower has no further obligation under the Transaction Documents to purchase or acquire new Receivables, and (c) the SPE Borrower is not permitted to, and shall not purchase or acquire any new Receivables. As of the Petition Date, the outstanding amount of Receivables owned by the SPE Borrower totaled approximately $207,180,916, and the SPE Borrower had cash in the Lockbox Account in the aggregate amount of $1,000,000.

G. On each Business Day while a Termination Event is continuing, the Credit Agreement requires that Collections be deposited (in accordance with the priority of payments in Section 2.8(c) of the Credit Agreement) into the LC Collateral Account until the amount on deposit in such account is equal to the product of (i) the undrawn amounts of all outstanding Letters of Credit and (ii) 1.05. As of the date hereof, Letters of Credit in the undrawn face amount of $102,790,766 are issued and outstanding.

H. The Debtors propose to enter into that certain Superpriority Secured Debtor-in-Possession Credit Agreement dated as of August 6, 2015 by and among the Parent, the Debtors party thereto, the Lenders party thereto and Citibank, N.A., as Administrative Agent and Collateral Agent (the “DIP Credit Agreement”). In connection with the financing provided under the DIP Credit Agreement, the Debtors have requested GECC, GEABMN, WBCC and the SPE Borrower to amend the Credit Agreement to allow, subject to the terms and conditions set forth herein, (1) the substitution of the Back-to-Back LC (as hereinafter defined) in lieu of deposits of Collections into the LC Collateral Account and (2) on or after the Release Date (as hereinafter defined), the conveyance to the Originator of the Receivables, all proceeds of the Receivables, the Lockbox and the SPE Borrower’s interest in the Lockbox Account and the Collection Account.

I. As provided herein, the Originator and the Parent shall cause the Back-to-Back LC to be issued to GECC, as Administrative Agent under the Credit Agreement. As consideration for the agreement of GECC, the Lenders and the LC Lenders to accept the Back-to-Back LC and release Borrower Collateral under the terms of this Agreement, the SPE Borrower agrees that GECC may retain cash proceeds of the Receivables in an amount equal to $5,140,000 as provided in Paragraph 6 to secure the obligations of the SPE Borrower to pay Fees, including, without limitation, Fees due to the Administrative Agent and each Lender, LC Lender Fees and fronting fees due to LC Lenders, Reimbursement Obligations, and those obligations that survive the termination of the Credit Agreement and the other Transaction Documents on the Release Date.

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AGREEMENT

1. Incorporation of Recitals. The above recitals are hereby made a part of the Agreement, and the SPE Borrower, the Servicer, the Originator and the Parent finally and irrevocably admit, stipulate, acknowledge, and agree that each of the Recitals is true and correct. In addition, the SPE Borrower, the Servicer, the Originator and the Parent finally and irrevocably admit, stipulate, acknowledge, and agree that the SPE Borrower has no further obligation under the Transaction Documents to purchase or acquire new Receivables, and the SPE Borrower agrees that it shall not purchase or acquire any new Receivables under the Transaction Documents.

2. SPE Borrower’s Bank Accounts. Except as provided herein, from and after the Petition Date, neither the SPE Borrower nor the Servicer shall deposit any funds representing proceeds of Receivables (including, for the avoidance of doubt, amounts received by the SPE Borrower pursuant to Section 2.8(c)(x) of the Credit Agreement) into any account other than the Lockbox Account or the Collection Account.

3. Back-to-Back Letter of Credit. The Originator will cause to be issued and delivered to GECC, as Administrative Agent for the benefit of the LC Lenders, a letter of credit issued by Citibank, N.A., as the letter of credit issuing bank under the DIP Credit Agreement, in form and substance conforming to the form attached hereto as Exhibit A (the “Back-to-Back LC”) in the face amount of $107,930,304.30. GECC’s receipt of the Back-to-Back LC shall be deemed to satisfy the requirement under Section 2.8 of the Credit Agreement to cash collateralize the Letters of Credit. The SPE Borrower, the Parent and the Originator hereby covenant to the Administrative Agent that they will use commercially reasonable efforts to replace the outstanding Letters of Credit as soon as practicable. GECC agrees not to draw on the Back-to-Back LC (i) with respect to any amount representing the Administration Fee (as defined in the Back-to-Back LC) unless the SPE Borrower, the Originator or the Parent has failed to pay such Administration Fee on the date due in accordance with Exhibit B hereto and (ii) with respect to any other amount (other than Reimbursement Obligations arising from a drawing under a Letter of Credit) unless the SPE Borrower, the Originator or the Parent has failed to pay such amount on or before the first Business Day following the Business Day on which GECC invoices the SPE Borrower (with a copy to the Originator and the Parent) for such amount.

4. Waiver of Event of Servicer Termination and Account Control Event; Agreement to Continue Servicing. (a) GECC, GEABMN and WBCC hereby waive any Event of Servicer Termination resulting from the filing of the Petition. Furthermore, for so long as there is no breach of this Agreement by the SPE Borrower, the Originator, the Servicer or the Parent, GECC and WBCC hereby agree to forbear from sending a notice to the Account Bank or the Lockbox Processor that any Account Control Event has occurred as a result of the filing of the Petition.

(b) The Servicer hereby agrees to continue performing all of its obligations as Servicer under the Servicing Agreement and to continue to be bound under the terms thereof until the

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Release Date (as defined in Paragraph 7 hereof). The Servicer further acknowledges and agrees that all funds constituting proceeds of Receivables that are from time to time on deposit in the Lockbox Account are to be deposited into the Collection Account on each Business Day. In addition, to the extent that the Servicer determines that funds received in the Lockbox Account or the Lockbox do not constitute proceeds of Receivables, the Servicer shall promptly advise the Administrative Agent, and the Administrative Agent will, by the end of the Business Day following the Business Day on which the Servicer has advised the Administrative Agent of such funds, direct the release thereof from the Collection Account to an account designated by the Originator.

5. Application of Collections. The SPE Borrower, the Administrative Agent, the undersigned Lenders, and the LC Lenders hereby amend Section 2.8(c)(vi) of the Credit Agreement by deleting the text thereof in its entirety and replacing it with the following:

“(vi) sixth, if (A) the Facility Maturity Date has occurred or any Termination Event or Incipient Termination Event has occurred and is continuing and (B) the LC Participation Amount is greater than $0, to the LC Collateral Account for the benefit of the LC Lenders and the Lenders, until the amount on deposit in the LC Collateral Account is equal to the LC Deposit Amount; provided, with respect to this clause (B), that if the Back-to-Back LC (as defined in the Collateral Substitution, Release and Conveyance Agreement dated as of August 6, 2015 (the “CSRCA”)) has been delivered to the Administrative Agent on or before such day, then all amounts on deposit in the LC Collateral Account and the Specified Account shall (x) first, be paid to the Administrative Agent to reduce the amount of any unpaid Reimbursement Obligations and unpaid fees and expenses of the Administrative Agent as of such date to zero, (y) second, be paid to the Administrative Agent on account of the Retained Amount (as defined in the CSRCA) to the extent that the aggregate amounts previously paid to the Administrative Agent pursuant to this clause (y) on any prior day are less than the Retained Amount, and (z) third, paid to the Borrower for conveyance to the Originator in accordance with Paragraph 8 of the CSRCA;”

6. Retained Amount. As additional consideration for the agreement of GECC, the Lenders and the LC Lenders to accept the Back-to-Back LC and release Borrower Collateral under the terms of this Agreement, the SPE Borrower agrees that GECC may retain cash proceeds of the Receivables in an amount equal to $5,140,000 (the “Retained Amount”) to secure the obligations of the SPE Borrower, including, without limitation, the SPE Borrower’s obligation to pay Fees, including, without limitation, Fees due to the Administrative Agent and each Lender, LC Lender Fees and fronting fees due to LC Lenders, Reimbursement Obligations, and those obligations that survive the termination of the Credit Agreement and the other Transaction Documents on the Release Date. The SPE Borrower agrees that the security interest of the Administrative Agent under the Credit Agreement shall continue in the Retained Amount after any release of other collateral pursuant to Paragraph 7. The Administrative Agent shall deposit funds representing the Retained Amount in a segregated deposit account or other account

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of the Administrative Agent to be held as collateral for such obligations. Any portion of the Retained Amount that has not been applied to pay such obligations as of the later of (i) the effective date of the Debtors’ plan of reorganization in the Chapter 11 Cases and (ii) the second (2nd) anniversary of the Petition Date shall be returned to the Originator by the Administrative Agent on such date without further demand required therefor or other action required with respect thereto; provided, however, if any suits, actions, proceedings or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are Indemnified Amounts, then the Administrative Agent may continue to hold the Retained Amount as collateral until the resolution of any such suit, action, proceeding or claim at which time such Retained Amounts may be applied to any Indemnified Amounts then owing. Upon the return of the portion of the Retained Amount to the Originator by the Administrative Agent pursuant hereto, the security interest of the Administrative Agent in the Retained Amount or any portion thereof shall be automatically released on such date.

7. Release of Borrower Collateral. Each of the Administrative Agent, the Lenders and the LC Lenders hereby agrees that upon (and only upon) the occurrence of the Release Date (as defined below), the Borrower Collateral shall be released as follows:

(a) Automatically and without further action, any and all of the Administrative Agent’s security interests in and liens on the Borrower Collateral (other than the cash proceeds thereof constituting the Retained Amount) granted by or arising under the Credit Agreement or any other Transaction Document shall be terminated, released and discharged.

(b) Except as expressly provided herein and for those provisions of the Credit Agreement and the Transaction Documents that by their terms expressly survive the termination or discharge thereof, the Credit Agreement and the other Transaction Documents shall, without further action, automatically terminate and be of no further force or effect, and the SPE Borrower, the Originator, the Parent, and the Sellers shall have no further obligations, liabilities, and indebtedness of any kind to the Administrative Agent or the Secured Parties arising under or in connection with the Credit Agreement or the Transaction Documents, and shall be released and discharged from any and all obligations, covenants and agreements under the Credit Agreement and the Transaction Documents. For the avoidance of doubt, the Back-to-Back LC shall survive such termination and discharge.

(c) The SPE Borrower and the Servicer are authorized to prepare all UCC termination statements, amendments, and releases as the SPE Borrower or the Servicer may reasonably deem necessary or desirable in connection with the termination of the security interests and liens set forth in Paragraph 7(a) above, and to file such UCC termination statements, amendments, and releases on or after the Release Date.

(d) Without limiting the foregoing, all remaining Receivables and proceeds of Receivables, including all funds held in the Collection Account and the LC Collateral Account, shall be released to the SPE Borrower for conveyance to the Originator in accordance with Paragraph 8 hereof.

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The “Release Date” is the later of (1) the date on which the Back-to-Back LC has been issued and delivered to GECC and (2) the date the Administrative Agent has received the full Retained Amount.

8. Conveyance of Receivables, Proceeds, and Bank Account by the SPE Borrower to the Originator. Any amounts released to the SPE Borrower pursuant to Section 2.8(c)(vi) of the Credit Agreement (as amended by this Agreement) or pursuant to Paragraph 6 or 7 hereof shall be conveyed to the Originator, and the Servicer shall promptly transfer such amounts to an account designated by the Originator. On the Release Date, at the request of the Originator, the SPE Borrower shall take all actions as may be necessary to assign the Lockbox Account to the Originator and transfer the Lockbox Account into the name of the Originator and to take any and all other actions as may be necessary or appropriate at the request of the Originator to transfer ownership of the Receivables and the proceeds thereof to the Originator.

9. Further Assurances. At the request of the SPE Borrower or the Servicer, the Administrative Agent shall promptly execute and/or endorse such additional instruments and other writings, and take such other action, as the SPE Borrower or the Servicer may reasonably request to effect or evidence the satisfaction of the Borrower Obligations, the termination of the Credit Agreement and the other Transaction Documents, or the release of any liens or security interests in favor of the Administrative Agent referred to in Paragraph 7(a) above. The Administrative Agent shall not be required to take any additional actions unless and until it receives from the SPE Borrower the Retained Amount in full.

10. No Release of Rights. Except as provided in this Agreement, prior to the Release Date all the terms and conditions of the Credit Agreement and the other Transaction Documents, including, without limitation, all rights and remedies of the Administrative Agent and the other Secured Parties thereunder shall continue in full force and effect. The parties hereto agree that on the Release Date, a Termination Date with respect to the Transaction Documents shall be deemed to have occurred.

11. Conditions to Effectiveness. This Agreement shall be effective upon satisfaction of the following conditions:

(a) Each of the parties has executed a counterpart to this Agreement.

(b) Other than the Chapter 11 Cases, there shall exist no action, suit, investigation, litigation or proceeding affecting the SPE Borrower, the Originator, the Servicer, any Seller or the Parent pending or threatened before any Governmental Authority that purports to affect the legality, validity or enforceability of this Agreement or the transactions to be effected hereby.

12. Representations and Warranties. Each party hereto represents and warrants as follows:

(a) Authorization. The execution, delivery and performance of this Agreement by such party have been duly authorized by all necessary corporate or limited liability company action (as applicable).

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(b) No Conflict. The execution, delivery and performance of this Agreement by such party do not and will not (i) contravene such party’s charter or by-laws or its limited liability company or operating agreement, as applicable or any applicable law, or (ii) result in or require the creation of any lien upon or with respect to any of its properties.

(c) Enforceability. This Agreement is a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

13. Amendments. This agreement may be amended, modified or waived only in a writing signed by each of the parties hereto.

14. Counterparts; Headings. This agreement may be executed by each party hereto on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement. Delivery of an executed counterpart by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart. Headings in this Agreement are for reference only and shall not form part of this Agreement.

15. Binding Effect. This Agreement shall be binding on and shall inure solely to the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any rights herein as a third party beneficiary or otherwise.

16. Assignment. Neither party may assign this Agreement or any interest in this Agreement or delegate any obligations under this Agreement without the prior written consent of the other party; provided that GECC may assign this Agreement or any interest in this Agreement, or delegate any obligations under this Agreement in connection with an assignment or delegation of any right, title or interest under the Credit Agreement or any Transaction Document that is (i) permitted under the terms of the Credit Agreement or (ii) to any affiliate of GECC.

17. Notices. All notices under this Agreement shall be effective if delivered in the manner and at the applicable address specified for such party in the Transaction Documents, with copy provided to the Office of the United States Trustee for Region 4, counsel to the Debtors, and counsel to the lenders under the DIP Credit Agreement.

18. Governing Law; Jury Trial Waiver; Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the law of the State of New York.

(b) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Bankruptcy Court, in any action

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or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined by the Bankruptcy Court; provided, however, if it is determined that the Bankruptcy Court does not have jurisdiction, or the Bankruptcy Court declines to exercise jurisdiction, the parties hereto hereby irrevocably and unconditionally submit to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(d) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e) Each party hereto irrevocably consents to service of process in the manner provided for notices in Paragraph 17 hereof. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Lender, Swing Line Lender and LC Lender under the Credit Agreement

By:	/s/ Phillip F. Carfora
Name:	Phillip F. Carfora
Title:	Duly Authorized Signatory

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ANR SECOND RECEIVABLES FUNDING, LLC, as Borrower under the Credit Agreement

By:	/s/ Philip J. Cavatoni
Name:	Philip J. Cavatoni
Title:	VP & Treasurer

ALPHA COAL SALES CO., LLC, as Originator and as Servicer

By:	/s/ Philip J. Cavatoni
Name:	Philip J. Cavatoni
Title:	VP & Treasurer

ALPHA NATURAL RESOURCES, INC.

By:	/s/ Philip J. Cavatoni
Name:	Philip J. Cavatoni
Title:	EVP, Chief Financial and Strategy Officer

ACKNOWLEDGED AND AGREED TO BY:

WEBSTER BUSINESS CREDIT CORPORATION, as LC Lender and as Lender

By:	/s/ Harvey Winter
	Name:	Harvey Winter
	Title:	Senior Vice President

GE ASSET BASED MASTER NOTE LLC,
as LC Lender and as Lender

By:	/s/ Philip F. Carfora
	Name:	Philip F. Carfora
	Title:	Duly Authorized Signatory

EXHIBIT A

BACK-TO-BACK LC

(Citibank, N.A.’s Letterhead)

IRREVOCABLE LETTER OF CREDIT NO. [XXXXXXXX]

AUGUST 6, 2015

BENEFICIARY:

GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

500 WEST MONROE, 10.E.232

CHICAGO, IL 60661

ATTN: STRUCTURED OPERATIONS LETTER OF CREDIT TEAM

APPLICANT:

ALPHA NATURAL RESOURCES, INC.

ON BEHALF OF ALPHA COAL SALES CO., LLC

C/O ALPHA SECOND RECEIVABLES FUNDING LLC

ONE ALPHA PLACE

BRISTOL, VA 24202

ATTN: JODI MARKO

(276) 739-4961

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. [XXXXXXXX] IN FAVOR OF GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT (“BENEFICIARY”) FOR THE ACCOUNT OF ALPHA NATURAL RESOURCES, INC. (“APPLICANT”) ON BEHALF OF ALPHA COAL SALES CO., LLC A SUBSIDIARY OF ALPHA NATURAL RESOURCES INC. FOR AN AMOUNT NOT TO EXCEED IN THE AGGREGATE USD107,930,304.30 (ONE HUNDRED SEVEN MILLION NINE HUNDRED THIRTY THOUSAND THREE HUNDRED FOUR DOLLARS AND 30/100 U.S. DOLLARS, AS THE SAME MAY BE REDUCED FROM TIME TO TIME AS PROVIDED BELOW (THE “STATED AMOUNT”). THIS LETTER OF CREDIT IS EFFECTIVE IMMEDIATELY AND WILL EXPIRE AT OUR COUNTERS ON ONE YEAR FROM THE DATE OF ISSUANCE (THE “EXPIRATION DATE”).

PAYMENT UNDER THIS LETTER OF CREDIT IS AVAILABLE AGAINST PRESENTATION OF THE FOLLOWING DOCUMENTS:

1.	A DRAFT DRAW ON US AT SIGHT MARKED “DRAWN UNDER CITIBANK, N.A. STANDBY LETTER OF CREDIT NO. [XXXXXXXX].

2.

BENEFICIARY’S SIGNED AND DATED STATEMENT WORDED AS FOLLOWS: “WE HEREBY DEMAND USD (INSERT AMOUNT) UNDER CITIBANK, N.A. STANDBY LETTER OF CREDIT NO. [XXXXXXXX] WHICH AMOUNT REPRESENTS FUNDS DUE AND OWING TO BENEFICIARY (i) IN

LETTER OF CREDIT NO. [XXXXXXXX]	DATE: AUGUST 6, 2015

REIMBURSEMENT OF PAYMENT BY BENEFICIARY IN RESPECT OF A DRAWING AND/OR PAYMENT OF EXPENSES, FEES AND CHARGES UNDER OUTSTANDING LETTER OF CREDIT NO(S). (INSERT APPROPRIATE NUMBER(S) FROM EXHIBIT A TO THIS LETTER OF CREDIT), (ii) IN RESPECT OF ADMINISTRATION FEES, OR (iii) IN REIMBURSEMENT OF OUT-OF-POCKET EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND DISBURSEMENTS) RELATING TO THE BENEFICIARY’S ADMINISTRATION OF, AND OBLIGATIONS IN RESPECT OF, ALL OR ANY OF THE LETTERS OF CREDIT LISTED ON EXHIBIT A TO CITIBANK, N.A. STANDBY LETTER OF CREDIT NO. [XXXXXXXX].

OR

WE HEREBY DEMAND USD (INSERT AMOUNT) UNDER CITIBANK, N.A. STANDBY LETTER OF CREDIT NO. [XXXXXXXX] AS WE RECEIVED NOTICE THAT THE LETTER OF CREDIT WILL NOT BE EXTENDED FOR AN ADDITIONAL PERIOD AND THE FOLLOWING LETTER OF CREDIT NO(S). (INSERT APPROPRIATE NUMBER(S) FROM EXHIBIT A TO THIS LETTER OF CREDIT) REMAIN OUTSTANDING. WE HEREBY AGREE THAT SHOULD ANY PORTION OF THE AMOUNT DEMANDED NOT BE NEEDED OR USED WITH REGARDS TO OBLIGATIONS UNDER, OR IN RESPECT OF, THE CITED LETTERS OF CREDIT WE WILL REFUND SUCH UNUSED FUNDS TO YOU.”

DEMAND(S) FOR PAYMENT MAY ALSO BE MADE BY FACSIMILE TRANSMISSION TO                      OR SUCH OTHER FAX NUMBER AS CITIBANK, N.A. MAY IDENTIFY IN A WRITTEN NOTICE TO YOU. TO THE EXTENT PRESENTATION IS MADE BY FACSIMILE TRANSMISSION YOU MUST PROVIDE TELEPHONE NOTIFICATION THEREOF TO CITIBANK, N.A AT TELEPHONE NUMBER:                      PRIOR TO OR SIMULTANEOUSLY WITH THE SENDING OF SUCH FACSIMILE TRANSMISSION. HOWEVER, THE ABSENCE OF SUCH TELEPHONE CONFIRMATION AS DESCRIBED ABOVE DOES NOT AFFECT OUR OBLIGATION TO HONOR SUCH DRAWING, IF SUCH DRAWING IS OTHERWISE IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT. IF DEMAND FOR PAYMENT IS MADE BY FAX, PRESENTATION OF ORIGINAL DOCUMENTS IS NOT REQUIRED.

PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED.

IF A DRAWING IS RECEIVED BY CITIBANK, N.A. AT OR PRIOR TO 11:00 A.M. EASTERN STANDARD TIME ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAWING CONFORMS TO THE TERMS AND CONDITIONS HEREOF, PAYMENT OF THE DRAWING AMOUNT SHALL BE MADE TO BENEFICIARY IN IMMEDIATELY AVAILABLE FUNDS ON THE NEXT BUSINESS DAY. IF A DRAWING IS RECEIVED BY CITIBANK, N.A. AFTER 11:00 A.M. EASTERN STANDARD TIME, ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAWING CONFORMS TO THE TERMS AND

LETTER OF CREDIT NO. [XXXXXXXX]	DATE: AUGUST 6, 2015

CONDITIONS HEREOF, PAYMENT OF THE DRAWING AMOUNT SHALL BE MADE TO BENEFICIARY IN IMMEDIATELY AVAILABLE FUNDS ON THE SECOND FOLLOWING BUSINESS DAY.

IF A DEMAND FOR PAYMENT BY YOU HEREUNDER DOES NOT, IN ANY INSTANCE CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, WE WILL GIVE PROMPT NOTICE THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, WE WILL STATE THE REASONS THEREFOR AND WILL, UPON YOUR INSTRUCTIONS, HOLD ANY DOCUMENTS AT YOUR DISPOSAL OR RETURN THE SAME TO YOU. UPON BEING NOTIFIED THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, YOU MAY ATTEMPT TO CORRECT ANY SUCH NON-CONFORMING DEMAND FOR PAYMENT TO THE EXTENT THAT YOU ARE ABLE TO DO SO ON OR BEFORE THE EXPIRATION DATE.

THIS LETTER OF CREDIT EXPIRES AT THE BELOW OFFICE ON AUGUST 6, 2016. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT SUCH EXPIRATION DATE SHALL BE DEEMED AUTOMATICALLY EXTENDED, WITHOUT AMENDMENT, FOR ONE YEAR PERIODS TO AUGUST 6 IN EACH SUCCEEDING CALENDAR YEAR, UNLESS AT LEAST NINETY (90) DAYS PRIOR TO SUCH EXPIRATION DATE WE SEND WRITTEN NOTICE TO YOU AT YOUR ADDRESS ABOVE BY OVERNIGHT COURIER OR REGISTERED MAIL THAT WE ELECT NOT TO EXTEND THE EXPIRATION DATE OF THIS LETTER OF CREDIT BEYOND THE DATE SPECIFIED IN SUCH NOTICE.

IT IS A FURTHER CONDITION OF THIS LETTER OF CREDIT THAT IF THE EXPIRATION DATE OF ANY LETTER OF CREDIT LISTED ON EXHIBIT A IS EXTENDED AS A RESULT OF ANY INTERRUPTION OF THE RELATED ISSUING BANK’S BUSINESS OR OTHER CLOSURE (ANY SUCH LETTER OF CREDIT, AN “EXTENDED LC”), THEN, WITH RESPECT TO DRAWS HEREUNDER RELATING TO SUCH EXTENDED LC THE EXPIRATION DATE OF THIS LETTER OF CREDIT SHALL BE EXTENDED UNTIL THE THIRTIETH (30TH) DAY AFTER THE EXTENDED EXPIRATION DATE OF SUCH EXTENDED LC PROVIDED YOU NOTIFY US IN WRITING ABOUT SUCH EXTENSION OF YOUR LETTERS OF CREDIT.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS TRANSFERABLE AND MAY BE TRANSFERRED IN ITS ENTIRETY, BUT NOT IN PART, AND MAY BE SUCCESSIVELY TRANSFERRED BY YOU OR ANY TRANSFEREE HEREUNDER TO A SUCCESSOR TRANSFEREE(S). TRANSFER UNDER THIS LETTER OF CREDIT TO SUCH TRANSFEREE SHALL BE EFFECTED UPON PRESENTATION TO US OF THE ORIGINAL OF THIS LETTER OF CREDIT AND ANY AMENDMENTS HERETO

LETTER OF CREDIT NO. [XXXXXXXX]	DATE: AUGUST 6, 2015

ACCOMPANIED BY A REQUEST DESIGNATING THE TRANSFEREE IN THE FORM OF EXHIBIT C ATTACHED HERETO APPROPRIATELY COMPLETED, ALONG WITH PAYMENT OF 1/4 OF ONE PERCENT (MINIMUM $100) AS A TRANSFER FEE.

AS USED IN THIS LETTER OF CREDIT, “ADMINISTRATION FEE” MEANS AN AMOUNT EQUAL TO THE PRODUCT OF (I) 2.25%, (II) ONE-TWELFTH, (III) THE LESSER OF (X) 1.0 AND (Y) A FRACTION, THE NUMERATOR OF WHICH IS THE NUMBER OF DAYS SUCH LETTER OF CREDIT WAS OUTSTANDING DURING THE PRECEDING CALENDAR MONTH AND THE DENOMINATOR OF WHICH IS 30, AND (IV) THE AGGREGATE FACE AMOUNT OF SUCH LETTER OF CREDIT.

UPON OUR RECEIPT OF YOUR WRITTEN STATEMENT OF A REDUCTION AUTHORIZATION IN THE FORM OF EXHIBIT B HERETO, APPROPRIATELY COMPLETED, THE THEN STATED AMOUNT AVAILABLE FOR DRAWING UNDER THIS LETTER OF CREDIT SHALL BE REDUCED AUTOMATICALLY, WITHOUT AMENDMENT, BY THE AMOUNT SET FORTH IN SUCH REDUCTION CERTIFICATE EFFECTIVE UPON THE DATE OF ITS RECEIPT BY COURIER OR TELEFAX AT OUR OFFICES AS SPECIFIED ABOVE.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT.

ALL INQUIRIES REGARDING THIS LETTER OF CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBER(S)                     .

KINDLY DIRECT ALL CORRESPONDENCE REGARDING THIS LETTER OF CREDIT TO CITIBANK, N.A., AT THE OFFICE OF OUR SERVICER, CITICORP NORTH AMERICA, INC AT 3800 CITIBANK CENTER, BUILDING B, 3RD FLOOR, TAMPA, FLORIDA 33610, ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT, MAKING REFERENCE TO OUR LETTER OF CREDIT NUMBER.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES, ICC PUBLICATION NO. 590 (THE “ISP98”) EXCEPT THAT, AS TO MATTERS NOT GOVERNED BY THE ISP98, THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

LETTER OF CREDIT NO. [XXXXXXXX]	DATE: AUGUST 6, 2015

ALL PARTIES TO THIS LETTER OF CREDIT ARE ADVISED THAT THE U.S. GOVERNMENT HAS IN PLACE CERTAIN SANCTIONS AGAINST CERTAIN COUNTRIES, INDIVIDUALS, ENTITIES, AND VESSELS. CITIGROUP ENTITIES, INCLUDING BRANCHES AND, IN CERTAIN CIRCUMSTANCES, SUBSIDIARIES, ARE/WILL BE PROHIBITED FROM ENGAGING IN TRANSACTIONS OR OTHER ACTIVITIES WITHIN THE SCOPE OF APPLICABLE SANCTIONS.

LETTER OF CREDIT NO. [XXXXXXXX]	DATE: AUGUST 6, 2015

VERY TRULY YOURS,

NAME:
TITLE:

EXHIBIT A

TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. [XXXXXXXX]

COVERED LETTERS OF CREDIT

LETTER OF CREDIT NO.	APPLICANT	AMOUNT OUTSTANDING (USD)	EXPIRATION DATE
	Alpha Natural Resources Inc. F/B/O Cumberland Resources Corporation and Resource Development, LLC	4,297,754	09/15/2015
	Alpha Natural Resources, Inc.	16,812,887	09/15/2015
	Alpha Natural Resources, Inc.	1,546,779	09/15/2015	*
	Alpha Natural Resources, Inc.	4,000,000	09/15/2015	*
	Alpha Natural Resources, Inc.	7,611,830	09/15/2015	*
	Alpha Natural Resources, Inc.	3,200,000	09/15/2015	*
	Alpha Natural Resources, Inc.	175,000	01/26/2016
	Alpha Natural Resources, Inc.	58,846,516	02/04/2016
	Alpha Natural Resources, Inc.	6,300,000	02/11/2016

*	This expiration date will automatically extend to September 15, 2016.

EXHIBIT B

TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. [XXXXXXXX]

(ON BENEFICIARY’S LETTERHEAD)

REDUCTION AUTHORIZATION

TO: CITIBANK, N.A.

RE: IRREVOCABLE STANDBY LETTER OF CREDIT NO. [XXXXXXXX]

GENERAL ELECTRIC CAPITAL CORPORATION HEREBY CERTIFIES TO CITIBANK, N.A. WITH RESPECT TO THE ABOVE DESCRIBED LETTER OF CREDIT ISSUED BY YOU IN OUR FAVOR THAT:

WE HEREBY CONSENT TO A REDUCTION OF THE STATED AMOUNT OF THE STANDBY CREDIT BY USD         WITH RESPECT TO THE COVERED LETTER OF CREDIT NO(S).

ISSUER IS HEREBY INSTRUCTED AND AUTHORIZED TO REDUCE THE STATED AMOUNT OF THE STANDBY CREDIT TO USD

AUTHORIZED SIGNATURE

LETTER OF CREDIT NO. [XXXXXXXX]	DATE: AUGUST 6, 2015

Exhibit C

REQUEST FOR FULL TRANSFER

RELINQUISHING ALL RIGHTS AS BENEFICIARY

Date:

Citibank, N.A.

c/o Citicorp North America, Inc.

3800 Citibank Center

Building B, 3rd Floor

Tampa, Fl 33610

Re: L/C No.
Issued by:	CITIBANK, N.A.
Citibank, N.A. Ref:

Gentlemen:

Receipt is acknowledged of the original instrument which you forwarded to us relative to the issuance of a Letter of Credit (herein called the “Credit”) bearing your reference number as above in favor of ourselves and/or Transferees and we hereby request you to transfer the said Letter of Credit, in its entirety, to:

whose address is

(Optional) Please advise Beneficiary through the below-indicated Advising Bank:

We are returning the original instrument to you herewith in order that you may deliver it to the Transferees together with your customary letter of transfer.

It is understood that any amendments to the Letter of Credit which you may receive are to be advised by you directly to the Transferee and that the drafts and documents of the Transferee, if issued in accordance with the conditions of the Letter of Credit, are to be forwarded by you directly to the party for whose account the credit was opened (or any intermediary) without our intervention.

LETTER OF CREDIT NO. [XXXXXXXX]	DATE: AUGUST 6, 2015

Page 2	Request for Full Transfer relinquishing all Rights as Beneficiary

Citibank, N.A. reference

We understand that the Transfer charge is 1/4 of 1% on the amount being transferred (minimum $100.00) and in addition thereto we agree to pay to you on demand any expenses that may be incurred by you in connection with this transfer.

         We enclose our check for $              to cover your charges.

(Note : Payment of charges must be in the form of a certified check if not drawn on Citibank, N.A.)

         We authorize you to charge our Citibank N.A. account No.

SIGNATURE GUARANTEED	Sincerely yours,

The First Beneficiary’s signature(s) with title(s) conforms to that on file with us and such is/are authorized for the execution of this instrument.

(Name of Bank)	(Name of First Beneficiary)

(Bank Address)	(Telephone Number)

(City, State, Zip Code)	(Authorized Name and Title)

(Telephone Number)	(Authorized Signature)

(Authorized Name and Title)	(Authorized Name and Title)
(If applicable)

(Authorized Signature)	(Authorized Signature)
(If applicable)

EXHIBIT B

ADMINISTRATION FEE SCHEDULE

On the first (1st) Business Day of each calendar month, the Administration Fee shall be due and payable with respect to each Letter of Credit in an amount equal to the product of (i) 2.25%, (ii) one-twelfth, (iii) the lesser of (x) 1.0 and (y) a fraction, the numerator of which is the number of days such Letter of Credit was outstanding during the preceding calendar month and the denominator of which is 30, and (iv) the aggregate face amount of such Letter of Credit.